SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
SECOND AMENDMENT dated as of November 19, 2015 (this “Amendment”), to CREDIT AGREEMENT among KNOWLES CORPORATION (the “Company”), the Lenders party hereto and JPMORGAN CHASE BANK, N.A., as the Administrative Agent.
WITNESSETH:
WHEREAS, the Company, the Luxembourg Borrower, the Lenders and the Administrative Agent previously entered into that certain Credit Agreement dated as of January 27, 2014, as amended and restated as of December 31, 2014 (as amended by the First Amendment, dated as of April 17, 2015, the “Credit Agreement”; capitalized terms used and not otherwise defined herein have the same meanings as set forth in the Credit Agreement);
WHEREAS, the Company has requested that the Lenders agree to amend the definition of “Change in Control” in the Credit Agreement; and
WHEREAS, the Company, the Administrative Agent and the Lenders party hereto, constituting the Required Lenders, have so agreed on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Amendment to Definition of “Change in Control”. The definition of “Change in Control,” as set forth in Section 1.01, is hereby amended and restated in its entirety to read as follows:
“Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Exchange Act and the rules of the SEC thereunder), excluding any employee benefit plan of the Company or its Subsidiaries, and any person acting as a trustee, agent or other fiduciary or administrator of any such plan, of Equity Interests in the Company representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests in the Company; or (b) persons who were (i) directors of the Company on the Effective Date, (ii) nominated, appointed or approved for consideration for election by the board of directors of the Company or (iii) appointed or elected by directors who were directors of the Company on the Effective Date or were nominated, appointed or approved as provided in clause (ii) above, ceasing to occupy a majority of the seats (excluding vacant seats) on the board of directors of the Company.”
2.Effectiveness. This Amendment shall become effective upon satisfaction of the following conditions precedent:
(a)The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects, in each case on and as of the date hereof as if made on and as of such date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty shall be true and correct in all material respects as of the prior date;

(b)As of the date hereof and immediately after giving effect to this Amendment no Default shall have occurred and be continuing; and
(c)The Administrative Agent shall have received either (i) counterparts of this Amendment that, when taken together, bear the signatures of (A) the Company, (B) the Required Lenders, and (C) the Administrative Agent or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed counterpart of this Amendment) that each such party has signed a counterpart of this Amendment.
3.Counterparts; Effectiveness; Entirety.
(a)    This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment.
(b)    Except as expressly set forth herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments contained herein shall not constitute a waiver, amendment or modification of any other provision of the Credit Agreement or for any other purpose except as expressly set forth herein.
(c)    This Amendment, the Credit Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.
4.Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality or enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
5.Governing Law; Miscellaneous.
(a)    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(b)    This Amendment shall be deemed to be a Loan Document.
(c)    The captions and headings of this Amendment are for convenience of reference only and shall not affect the interpretation of this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this amendment to be duly executed by their respective authorized officers as of the day and year first above written.
KNOWLES CORPORATION
by
_________________________
Name: John Anderson
Title: Senior Vice President and
Chief Financial Officer

JPMORGAN CHASE BANK N.A.,
individually and as Administrative Agent
by
_________________________
Name:
Title:

SIGNATURE PAGE TO SECOND AMENDMENT
TO KNOWLES CORPORATION CREDIT AGREEMENT

Name of Lender:____________________________________

by

Name:
Title:

For any Lender requiring a second signature line:

by

Name:
Title: